UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       December 5, 2005
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                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                      73131
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change of
             Fiscal Year.

         On November 30, 2005, the Board of Directors of Six Flags, Inc. (the "Company") adopted a resolution amending Section 9.1 of the Company's bylaws (the "Bylaws"), which previously provided that the Chairman of the Board of Directors shall be the Chief Executive Officer of the Company, to read as follows:

         "Section 9.1. The Chairman of the Board of Directors shall be a non-executive position appointed by the Board of Directors and shall preside at all meetings of the Directors and Stockholders of the Company."


         The amendment became effective upon its adoption by the Board of Directors.
























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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIX FLAGS, INC.

                                    By: /s/ James F. Dannhauser
                                        --------------------------------------
                                        Name: James F. Dannhauser
                                        Title: Chief Financial Officer

Date:  December 5, 2005

























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